                                                              EXHIBIT 10.16


                               SUPPLEMENTAL AGREEMENT
                                         TO
                                 PURCHASE AND JOINT
                                EXPLORATION AGREEMENT


This Supplemental Agreement (the "Supplement") to that certain Purchase and Joint Exploration Agreement dated February 21, 1996, (the "Agreement") between and among Costilla Energy, L.L.C., a Texas limited liability company ("Costilla"), Costilla Redeco Energy, L.L.C., a Texas limited liability company the members of which are Costilla and Costilla Petroleum Corporation ("Costilla-Redeco"), and Resource Development Company Limited, L.L.C. (DE), a Delaware limited liability company ("REDECO"), is entered into this the 7th day of August, 1996, between and among Costilla, Costilla-Redeco, and REDECO.

                               R E C I T A L S

     (a) All terms defined in the Agreement shall have the same meaning when used in this Supplement.

     (b) REDECO has heretofore agreed to assign to Costilla 50% of REDECO's rights and obligations under the Concession in accordance with and pursuant to the terms of the Agreement for valuable consideration previously received.

     (c) By this Agreement, Costilla and REDECO are agreeing to modify certain provisions of the Agreement as set forth below in satisfaction of REDECO's obligation to assign an interest in the Concession to Costilla and Costilla-Redeco.


                                    I.

                          MEMBERSHIP IN REDECO


     1.1 MEMBERSHIP OF COSTILLA-REDECO. Costilla-Redeco shall be admitted as a member of REDECO effective as of the date hereof with a sharing ratio of 50%. The Operating Agreement of REDECO (the "Operating Agreement") shall be amended concurrently herewith by adoption of the Resolutions of the Members of REDECO attached hereto as Exhibit "A" to reflect the addition of Costilla-Redeco as a member of REDECO.

     1.2  MEMBERSHIP OF REDECO INTERNATIONAL. The current members of
REDECO, save and except Costilla-Redeco, will assign their membership interest in REDECO to REDECO International Ltd., a company organized under the laws of Guernsey ("Internationally"), such that International will have a 50% membership and ownership interest in REDECO. Costilla-Redeco hereby consents to the admission of International as a member of REDECO to the extent of the membership interest in REDECO so transferred by other members to International.

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Supplemental Agreement
August 7, 1996
Page 2


     1.3 FURTHER AGREEMENT. The parties hereto agree to make further revisions in the Operating Agreement as needed to accomplish the following:

     (a) Incorporate the rights and duties of the parties as contained in the Agreement within the context of the parties doing business as members in a limited liability company,

     (b) Memorialize the limitation on REDECO that it only shall be permitted to engage in a trade or business outside of the territory of the United States of America,

     (c) Recognize that International shall succeed to certain of the rights and duties of REDECO under the Agreement since Costilla Redeco is now a member of REDECO,

     (d) Recognize the obligations of the members of REDECO to manage public announcements in a manner consistent with the securities laws of Canada and the United States, and

     (e)  Address such other items as to which all of the parties agree.


                                       II.

                             RIGHTS OF THE PARTIES


     Until such time as the Operating Agreement is revised as described above, the terms of the Agreement shall take precedence over the terms of the Operating Agreement as to the rights and obligations of the parties other than their relationship as members in a limited liability company. Should the parties fail to agree on the further revisions above referenced within thirty
(30) days hereof, Costilla-Redeco shall after an additional thirty (30) days assign its membership interest in REDECO to a designee of International and the parties shall be reinstated to all rights and duties recited in the Agreement.


                                       III.

                            ASSIGNMENT ON CONCESSION


     Notwithstanding Costilla-Redeco's membership in REDECO, the parties hereto agree that they shall each make best efforts to obtain approval by Moldova of assignment of a direct interest in the Concession itself to either of Costilla-Redeco or International should either such party so request such an assignment. Should Costilla-Redeco receive such an approval of assignment, it agrees to remain a member in REDECO at least to the minimum extent required to preserve the partnership aspects of that limited liability company unless a new member can be added without material economic disadvantage to either of REDECO or Costilla.

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Supplemental Agreement
August 7, 1996
Page 3


                                   IV.

                           COUNTERPART EXECUTION

     This Supplement is executed in multiple original counterparts and each such counterpart shall be deemed an original agreement for all purposes; provided no party shall be bound to this Supplement unless and until all parties have executed a counterpart.


                                    V.

                                  WAIVER

     No waiver by any party of any one or more defaults by another party in the performance of this Supplement or the Agreement shall operate or be construed as a wavier of any future default or defaults by the same party, whether of a like or of a different character. Except as expressly provided in this Supplement or the Agreement no party shall be deemed to have waived, released or modified any of its rights under this Supplement or the Agreement unless such party has expressly stated, in writing, that it does waive, release or modify such right.


EXECUTED as of the day, month and year first set forth above.

                                       COSTILLA ENERGY, L.L.C.

                                       By: /s/ Michael J. Grella
                                          ------------------------------------

                                       Name: Michael J. Grella
                                            ----------------------------------

                                       Title: President and Chief Operating
                                              Officer
                                             ---------------------------------


                                       REDECO DEVELOPMENT COMPANY LIMITED,
                                       L.L.C. (DE)

                                       By: /s/ William C. Liedtke
                                          ------------------------------------

                                       Name: William C. Liedtke
                                            ----------------------------------

                                       Title: Executive Vice President
                                             ---------------------------------


                                       COSTILLA REDECO ENERGY, L.L.C.

                                       By: Costilla Energy, L.L.C.

                                       By: /s/ Michael J. Grella
                                          ------------------------------------

                                       Name: Michael J. Grella
                                            ----------------------------------

                                       Title: President and Chief Operating
                                              Officer
                                             ---------------------------------